                                                                    EXHIBIT 10.5


                 AMENDMENT NO. 4 AND CONSENT TO CREDIT AGREEMENT

                  AMENDMENT NO. 4 AND CONSENT TO CREDIT AGREEMENT (this "Amendment and Consent"), dated as of May 15, 2001, among RAWLINGS SPORTING GOODS COMPANY, INC., a Delaware corporation ("Borrower"); RAWLINGS CANADA, INCORPORATED, a Nova Scotia company ("Rawlings Canada"), the other Credit Parties signatory to the hereinafter defined Credit Agreement; GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation (in its individual capacity, "GE Capital"), for itself, as Lender, and as Agent for Lenders ("Agent"), and the other Lenders signatory to the hereinafter defined Credit Agreement.

                              W I T N E S S E T H :

                  WHEREAS, the Borrower, the other Credit Parties, the Agent and the Lenders are party to that certain Credit Agreement, dated as of December 28, 1999 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement");

                  WHEREAS, the Borrower and Rawlings Canada wish to sell the assets (other than real estate, but including Accounts) related to their Victoriaville, Vic and McMartin product lines of ice skates, hockey sticks, protective equipment and other hockey equipment and accessories to Vic Hockey Company Inc. (the "Vic Buyer") for a purchase price of $2,766,336 (plus $865,208 for the Accounts being sold) subject to certain adjustments as set forth in that certain Asset Purchase Agreement dated as of April 30, 2001 (the "Asset Purchase Agreement") by and among Borrower, Rawlings Canada and Vic Hockey Company Inc. (the "Vic Sale") and have requested that the Agent and the Lenders consent to such sale;

                  WHEREAS, the Agent and the Lenders have agreed to such consent only upon the terms and subject to the conditions set forth herein;

                  WHEREAS, this Amendment and Consent shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment and Consent; capitalized terms used herein without definition are so used as defined in Annex A to the Credit Agreement.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:

                  1. Amendment.

                  (a) Section 1.1(e)(ii) of the Credit Agreement is amended by deleting the first sentence of such Section and replacing such sentence with the following:

                  "Borrower shall pay the principal amount of the Term Loan B installments, payable as follows:

                          Payment Dates                            Installment Amounts
                          -------------                            -------------------
                          May 15, 2001                                 $794,752.03
                          June 1, 2001                                 $ 89,285.74
                          July 1, 2001                                 $ 89,285.74
                          August 1, 2001                               $ 89,285.74
                          September 1, 2001                            $ 89,285.74
                          October 1, 2001                              $ 89,285.74
                          November 1, 2001                             $ 89,285.74
                          December 1, 2001                             $ 89,285.74
                          January 1, 2002                              $ 89,285.74
                          February 1, 2002                             $ 89,285.74
                          March 1, 2002                                $ 89,285.74
                          April 1, 2002                                $ 89,285.74
                          May 1, 2002                                  $ 89,285.74
                          May 15, 2002                                 $230,528.08
                          June 1, 2002                                 $ 89,285.74
                          July 1, 2002                                 $ 89,285.74
                          August 1, 2002                               $ 89,285.74
                          September 1, 2002                            $ 89,285.74
                          October 1, 2002                              $ 89,285.74
                          November 1, 2002                             $ 89,285.74
                          December 1, 2002                             $ 89,285.74
                          January 1, 2003                              $ 89,285.74
                          February 1, 2003                             $ 89,285.74
                          March 1, 2003                                $ 89,285.74
                          April 1, 2003                                $ 89,285.74
                          May 1, 2003                                  $ 89,285.74
                          May 15, 2003                                 $230,528.08
                          June 1, 2003                                 $ 89,285.74
                          July 1, 2003                                 $ 89,285.74
                          August 1, 2003                               $ 89,285.74
                          September 1, 2003                            $ 89,285.74
                          October 1, 2003                              $ 89,285.74
                          November 1, 2003                             $ 89,285.74
                          December 1, 2003                             $ 89,285.74
                          January 1, 2004                              $ 89,285.74
                          February 1, 2004                             $ 89,285.74
                          March 1, 2004                                $ 89,285.74
                          April 1, 2004                                $ 89,285.74

                          Payment Dates                            Installment Amounts
                          -------------                            -------------------
                          May 1, 2004                                 $   89,285.74
                          May 15, 2004                                $  230,528.08
                          June 1, 2004                                $   89,285.74
                          July 1, 2004                                $   89,285.74
                          August 1, 2004                              $   89,285.74
                          September 1, 2004                           $   89,285.74
                          October 1, 2004                             $   89,285.74
                          November 1, 2004                            $   89,285.74
                          December 1, 2004                            $1,370,805.24


                  (b) Annex A of the Credit Agreement is amended by inserting as the final text of clause (b) of the definition of "Fixed Charges" contained therein the parenthetical phrase "(excluding Term Loan B principal installments scheduled to be paid on May 15 of any Fiscal Year)".

                  2. Consent. Notwithstanding the provisions of Sections 6.2 and
6.8 of the Credit Agreement, the Agent and the Lenders hereby (a) consent to the Vic Sale and the receipt by Rawlings Canada, as partial consideration therefor, of a promissory note in the initial principal amount of $1,383,168 (the "Vic Buyer Note") from the Vic Buyer in favor of Rawlings Canada and guaranteed by VP Sports, Inc., (b) agree that the Liens of the Agent on the assets sold pursuant to the Vic Sale shall be released upon Agent's receipt of the initial cash consideration of the Vic Sale and (c) waive any Default or Event of Default caused solely by the backdating of the documents delivered in connection with the Vic Sale to April 30, 2001 so long as the Vic Sale does not occur prior to the effective date hereof; provided in each case, that the proceeds of the Vic Sale (other than any "Holdback Amount" pursuant to Section 2.3 of the Asset Purchase Agreement) and payments under the Vic Buyer Note shall be applied first, to interest then due and payable on Term Loan A, second, to prepay the scheduled installments on Term Loan A in the inverse order of maturity until Term Loan A is paid in full, third, to interest then due and payable on the Revolving Credit Advances, and fourth to the outstanding principal balance of Revolving Credit Advances; provided further in each case, that any Holdback Amount distributed pursuant to Section 2.3 of the Asset Purchase Agreement shall be applied fifty percent (50%) to Term Loan B in the following order: first, to interest then due and payable on Term Loan B, second, to prepay the scheduled installments on Term Loan B in inverse order of maturity, until such Loan shall have been prepaid in full; and fifty percent (50%) to the Revolving Credit Advances in the following order: first, to interest then due and payable on the Revolving Credit Advances, and second to the outstanding principal balance of Revolving Credit Advances.

                  3. Representations and Warranties of Credit Parties. In order to induce Agent and Lenders to enter into this Amendment and Consent, each Credit Party hereby jointly and severally represents and warrants to Agent and Lenders that:

                  (a) Representations and Warranties. After giving effect to this Amendment and Consent, no representation or warranty of any Credit Party contained in the Credit Agreement or any of the other Loan Documents, including this Amendment and Consent, shall be untrue or incorrect in any material respect as of the date hereof, except to the extent that such representation or warranty expressly relates to an earlier date.

                  (b) Authorization, etc. Each Credit Party has the power and authority to execute, deliver and perform this Amendment and Consent. Each Credit Party has taken all necessary action (including, without limitation, obtaining approval of its stockholders, if necessary) to authorize its execution, delivery and performance of this Amendment and Consent. No consent, approval or authorization of, or declaration or filing with, any Governmental Authority, and no consent of any other Person, is required in connection with any Credit Party's execution, delivery and performance of this Amendment and Consent, except for those already duly obtained. This Amendment and Consent has been duly executed and delivered by each Credit Party and constitutes the legal, valid and binding obligation of each Credit Party, enforceable against it in accordance with its terms. No Credit Party's execution, delivery or performance of this Amendment and Consent conflicts with, or constitutes a violation or breach of, or constitutes a default under, or results in the creation or imposition of any Lien upon the property of any Credit Party by reason of the terms of (i) any contract, mortgage, lease, agreement, indenture or instrument to which any Credit Party is a party or which is binding upon it, (ii) any law or regulation or order or decree of any court applicable to any Credit Party, or
(iii) the certificate or articles of incorporation or by-laws of any Credit
Party.

                  (c) No Default. No Default or Event of Default has occurred or is continuing, or would result after giving effect hereto.

                  4. Conditions to Effectiveness. The effectiveness of this Amendment and Consent is expressly conditioned upon the satisfaction of each condition set forth in this Section 3 on or prior to the date hereof and consummation of all of the transactions contemplated thereby:

                  (a) Documentation. Borrower shall have delivered to Agent (on behalf of itself and Lenders) all of the following documents, all in form and substance acceptable to Agent in its discretion:

                           (i) Amendment and Consent. Duly executed originals of
                  this Amendment and Consent.

                           (ii) Vic Buyer Note. The Agent shall have received
                  the original executed Vic Buyer Note, in form and substance satisfactory to Agent, and an executed blank undated note power for such Vic Buyer Note, in the form attached hereto as Exhibit A.

                           (iii) Vic Sale Documents. The Agent shall have
                  received true and correct copies of all documents and schedules delivered in connection with the Vic Sale, which documents shall include a consent of the Vic Buyer and VP

                  Sports, Inc. to the collateral assignment by the Borrower and Rawlings Canada to the Agent and the Lenders of the Vic Buyer Note and the rights of the Borrower and Rawlings Canada under such documents and shall otherwise be in form and substance satisfactory to Agent.

                           (iv) Other Documents. All other agreements,
                  certificates, opinions and other documents as Agent may reasonably request to accomplish the purposes of this Amendment and Consent.

                  (b) No Default. No Default or Event of Default shall have occurred and be continuing, or would result after giving effect hereto.

                  (c) Consents. Each Credit Party shall have obtained all consents, approvals and acknowledgments which may be required with respect to the execution, delivery and performance of this Amendment and Consent.

                  5. Reference to and Effect on Loan Documents.

                  (a) Ratification. Except as specifically provided in this Amendment and Consent, the Credit Agreement and the other Loan Documents shall remain in full force and effect and each Credit Party hereby ratifies and confirms each such Loan Document.

                  (b) No Waiver. Except as specifically provided in this Amendment and Consent, the execution, delivery and effectiveness of this Amendment and Consent shall not operate as a waiver or forbearance of any right, power or remedy of Agent or any Lender under the Credit Agreement or any of the other Loan Documents, or constitute a consent, waiver or modification with respect to any provision of the Credit Agreement or any of the other Loan Documents. Upon the effectiveness of this Amendment and Consent each reference in (a) the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of similar import and (b) any other Loan Document to "the Agreement" shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Credit Agreement as amended hereby.

                  6. Miscellaneous.

                  (a) Successors and Assigns. This Amendment and Consent shall be binding on and shall inure to the benefit of the Credit Parties, Agent and Lenders and their respective successors and assigns, except as otherwise provided herein. No Credit Party may assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder without the prior express written consent of Agent and Lenders. The terms and provisions of this Amendment and Consent are for the purpose of defining the relative rights and obligations of the Credit Parties, Agent and Lenders with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Amendment and Consent.

                  (b) Entire Agreement. This Amendment and Consent, including all schedules and other documents attached hereto or incorporated by reference herein or delivered in connection herewith, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

                  (c) Fees and Expenses. As provided in Section 11.3 of the Credit Agreement, Borrower agrees to pay on demand all fees, costs and expenses incurred by Agent in connection with the preparation, execution and delivery of this Amendment and Consent. Borrower agrees to pay on demand all legal fees, costs and expenses incurred by LaSalle Bank National Association, as Lender, in connection with its review, execution and delivery of this Amendment and Consent.

                  (d) Headings. Section headings in this Amendment and Consent are included herein for convenience of reference only and shall not constitute a part of this Amendment and Consent for any other purpose.

                  (e) Severability. Wherever possible, each provision of this Amendment and Consent shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment and Consent shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment and Consent.

                  (f) Conflict of Terms. Except as otherwise provided in this Amendment and Consent, if any provision contained in this Amendment and Consent is in conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Amendment and Consent shall govern and control.

                  (g) Counterparts. This Amendment and Consent may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed signature page to this Amendment and Consent by telecopy shall be effective as delivery of a manually executed signature page to this Amendment and Consent.

                  (h) Incorporation of Credit Agreement. The provisions contained in Sections 11.9 and 11.13 of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety, except with reference to this Amendment and Consent rather than the Credit Agreement.

                  (i) Acknowledgment. Each Credit Party hereby acknowledges its status as a Credit Party and affirms its obligations under the Credit Agreement and represents and warrants that there are no liabilities, claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent (collectively, the "Claims"), which any Credit Party may have or claim to have against Agent or any Lender, or any of their respective affiliates, agents, employees, officers, directors, representatives, attorneys, successors and assigns (collectively, the "Lender Released Parties"), which might arise out of or be connected with any act of commission or omission of the Lender Released Parties existing or occurring on or prior to the date of this Amendment and Consent, including, without limitation, any Claims arising with respect to the Obligations or any Loan Documents. In furtherance of the foregoing, each Credit Party hereby releases, acquits and forever discharges the Lender Released Parties from any and all Claims that any Credit Party may have or claim to have, relating to or arising out of or in connection with the Obligations or any Loan Documents or any other agreement or transaction contemplated thereby or any action taken in connection therewith from the beginning of time up to and including the date of the execution and delivery of this Amendment and Consent. Each Credit Party further agrees forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against any Lender Released Parties with respect to any and all Claims.

                            [signature pages follow]

IN WITNESS WHEREOF, this Amendment and Consent has been duly executed and delivered as of the day and year first above written.

                                   RAWLINGS SPORTING GOODS COMPANY, INC.


                                   By:
                                       -----------------------------------------
                                   Title:
                                          --------------------------------------



                                   RAWLINGS CANADA, INCORPORATED


                                   By:
                                       -----------------------------------------
                                   Title:
                                          --------------------------------------




                                   RAWLINGS DE COSTA RICA, S.A.


                                   By:
                                       -----------------------------------------
                                   Title:
                                          --------------------------------------



                                   GENERAL ELECTRIC CAPITAL CORPORATION,
                                   as Agent and Lender


                                   By:
                                       -----------------------------------------
                                   Title:  Duly Authorized Signatory



                                   LASALLE BANK NATIONAL ASSOCIATION,
                                   as Lender


                                   By:
                                       -----------------------------------------
                                   Title:
                                          --------------------------------------

                                                                       Exhibit A

                                   NOTE POWER

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________________ that certain $1,383,168 note dated as of ________, 2001 (the "Note") issued by Vic Hockey Company, Inc. and guaranteed by VP Sports, Inc. and does hereby irrevocably constitute and appoint ________________________ attorney to transfer the Note with full power of substitution.

Dated: ______________



                                  RAWLINGS CANADA, INCORPORATED



                                  By:
                                      -----------------------------------------
                                  Title:
                                         --------------------------------------